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                                                                   Exhibit 10.29

                                 AMENDMENT NO. 2
                                     TO THE
                      CONLEY, CANITANO AND ASSOCIATES, INC.
                              401(K) PLAN AND TRUST
              (As Amended and Restated Effective December 2, 1996)

                  Conley, Canitano & Associates, Inc. hereby adopts this Amendment No. 2 to the Conley, Canitano and Associates, Inc. 401(k) Plan and Trust (As Amended and Restated December 2, 1996) (the "Plan"), effective as of April 3, 1998. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.

                                       I.

                  Section 3.1 of the Plan is hereby amended as follows: (i)
Section 3.1 (c) of the Plan is hereby amended by deleting the word "and" at the end thereof; (ii) Section 3.1(d) of the Plan is hereby amended by deleting the "." at the end thereof and substituting the following therefor: "; and"; and
(iii) a new Section 3.1(e) is added immediately following Section 3.1(d) to read as follows:
                  "(e) An Employee who was a Participant in the Kelly, Levey & Associates 401(k) and Profit Sharing Plan on April 3, 1998 shall become a Participant in the Plan as of April 3, 1998, whether or not he has satisfied the age and service requirements specified in the Plan Agreement."


                                       II.

                  Section 2.52 of the Plan is hereby amended by the addition of the following new paragraphs at the end thereof:

                  "An Employee who was a Participant in the Kelly, Levey & Associates 401(k) and Profit Sharing Plan on April 3, 1998 shall be credited with Years of Service as follows:



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                  (i) For each full Year of Service credited under the Kelly,
         Levey & Associates 401(k) and Profit Sharing Plan, the Employee shall be credited with a Year of Service under the Plan; and

                  (ii) For purposes of the 1998 Plan Year and succeeding Plan Years, the Employee shall be credited with a Year of Service if he is credited with at least 1,000 Hours of Service under the Plan. Such an Employee shall be credited with 190 Hours of Service for each full month of service credited under the Kelly, Levey & Associates 401(k) and Profit Sharing Plan prior to April 3, 1998, and 10 Hours of Service for each full day of service in addition to full months of service credited under the Kelly, Levey & Associates 401(k) and Profit Sharing Plan prior to April 3, 1998."

                  Executed on this 29th day of May, 1998.

                                            CONLEY, CANITANO & ASSOCIATES, INC.
                                            By:    /s/ Nicholas A. Canitano

                                            Title: Chairman & CEO